ANNUAL MEETING OF SHAREHOLDERS May 27, 2009 Exhibit 99.1

FORWARD-LOOKING INFORMATION
During the course of this presentation, management may make projections and forward-looking statements that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of
1995.  Forward-looking statements are not statements of historical fact, and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “target,” “intend” or “anticipate” or the negative thereof or comparable terminology.  Forward-looking statements include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of various transactions, and statements about the future performance, operations, products and services of
Tower and our subsidiaries. These forward-looking statements are subject to various assumptions, risks, uncertainties and other factors including, but not limited to: a continuation or worsening of the current disruption in credit and other markets;
the ineffectiveness of Tower’s business strategy due to changes in current or future market conditions;  the effects of competition,and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services;  interest rate movements;  the performance of Tower’s investment portfolio;
changes in rates of deposit and loan growth;  asset quality and the impact on assets from adverse changes in the economy and in credit or other markets and resulting effects on credit risk and asset values;  inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology;  capital and liquidity strategies;  and deteriorating economic conditions.  The foregoing review of important factors should be read in conjunction with the risk factors and other cautionary statements included in documents filed by Tower Bancorp, Inc. with the Securities and Exchange Commission, including Tower’s Quarterly Report on Form 10-Q, Annual Report on Form 10-K and other required filings.
Because of these uncertainties, risks and the possibility of changes in these assumptions, actual results could differ materially from those expressed in any forward-looking statements.  Investors are cautioned not to place undue reliance on these statements.  Tower Bancorp, Inc. assumes no duty or obligation to update any forward-looking statements made in this presentation.

MISSION, VISION, AND VALUES
MISSION STATEMENT
Tower Bancorp, Inc. will positively impact lives by helping people achieve their dreams.
VISION STATEMENT
Tower Bancorp, Inc. will be a high performing financial services company that creates financial success for consumer, business and not for profit customers in the markets we choose to serve.
VALUE STATEMENT
Tower Bancorp, Inc. is committed to attracting and retaining employees who are passionate about providing uncompromising service to our customers with a sense of warmth, integrity, friendliness, and company spirit.
We value and respect each other because we truly believe that our success only comes from working together for our team’s success.

Centre
Union
Snyder
Mifflin
Juniata
Berks
Perry
Dauphin
Lebanon
Huntingdon
Cumberland
Lancaster
Chester
York
Fulton
Franklin
Adams
Cecil
Washington
Carroll
Harford
Frederick
Baltimore

MARKET FOOTPRINT
Graystone Tower Bank Locations
Centre County • Lancaster (Business Center)
• State College • Lebanon (Future Site)
Cumberland County • Lebanon (LPO)
• Camp Hill • Meadow Brook
• Messiah College York
Dauphin County • Hanover (Future Site)
• Harrisburg • York
• Linglestown Washington, MD
Franklin County • Hancock
• Chambersburg (3) • Eastern Blvd
• Fort Loudon • Maugans Avenue
• Greencastle (2) Graystone Mortgage Locations
• Mercersburg • Franklin County
• Waynesboro (3) • Fulton County
Fulton County • Lancaster
• McConnellsburg (2) • Mechanicsburg
• Needmore • State College
Lancaster • Washington County, MD
• Elizabethtown (Future Site)
• Ephrata
• Granite Run

EXTERNAL ENVIRONMENT
• Uncertain economy (recession)
• Significant government intervention in financial markets
• Consumer lack of confidence in financial institutions
• Capital available through the TARP program and the stigma surrounding it
• Worst quarter for dividends since 1955 (according to S&P)
• Deterioration of asset quality

INTERNAL ENVIRONMENT
• Core community banking model
• Strength of balance sheet
• Asset quality better than peers
• Strong capital position (“well-capitalized” under regulatory guidelines)
• Improved liquidity and visibility of stock (publicly traded on NASDAQ Global Market)
• Attractive dividends to shareholders
• Leading independent community bank serving central Pennsylvania and
Maryland
• Strong leadership team with over 150 years of combined in-market experience
• Corporate culture where leaders are truly the sustainable competitive advantage

CHALLENGES
• Regional economic conditions
• Changes in regulatory and public policy environment surrounding the financial industry
• Exposure to financial services industry
• Execution risk in connection with partnership

Tower Bancorp, Inc.
Selected Balance Sheet Data
March 31, 2009
(Unaudited)
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$1,212,871
$1,007,850
$1,008,252
$111,556
Assets
Loans (Gross)
Deposits
Stockholders' Equity

• March 31, 2009 - Graystone Financial Corp. and Tower Bancorp, Inc. complete partnership
KEY ACCOMPLISHMENTS
Note:  Tangible Equity to Tangible Assets:  8.25%
Calculated as tangible equity expressed as a percentage of tangible assets

TOBC - Three Month Stock Price Performance
Stock Price (%)
40
20
0
-20
2/20
3/20
4/20
5/18
TOBC (+31.25%)
SNL Bank $1B-$5B (+14.94%)
Peer 1 (+20.72%)

• April 2009 - Commenced trading on NASDAQ Global Market under the symbol “TOBC”
KEY ACCOMPLISHMENTS
Data for the three months ending May 18, 2009
Symbol Name
ALNC
Alliance Financial Corp.
AROW
Arrow Financial Corp.
CCNE
CNB Financial Corp.
CZNC
Citizens & Northern Corp.
EGBN
Eagle Bancorp Inc
FCEC
First Chester County Corp.
ORRF
Orrstown Financial Services
VIST
VIST Financial Corp.
Peer Group 1

TOWER
BANCORP, INC.

Graystone Bank Tower Bank

INVESTOR RELATIONS

Investors

Corporate Profile
- Corporate Profile
- Officers & Directors
- Governance Documents
- Committee Charting
- Mergers & Acquisitions
- Branch Map
- Information Request
- Frequently Asked Questions

Shareholder Services

Financial Information

News & Media

SEC Filings

Section 16 Filings

Annual Meeting Materials

Stock Information

Presentations

Established to provide the communities it serves with local banking decision-making, **Tower Bancorp, Inc.** is the parent company of Graystone Tower Bank, a full-service community bank operating 25 branch offices in central Pennsylvania and Maryland through two divisions including 9 Graystone Bank offices serving six counties and 16 Tower Bank offices serving three counties. With an asset size of approximately $1.2 billion, the company's unparalleled competitive advantage is its 300 employees and a strong corporate culture paired with a clear vision that has provided customers with uncompromising services and individualized solutions for every financial need.

40
20
0
-20
-40
-60
-80
1/09
2/09
3/09
4/09
5/09
TOBC
SNL Bank
20,000
15,000
10,000
5,000
Shares
7/08
10/08
1/09
4/09
TOBC Volume

Market Summary	
Trading Symbol	TOBC
Exchange	NASDAQ
Market Value ($M)	140.13
Stock Quote	$ 27.7
Change ▲	$ 1.30 4.92%
Volume	1,350

As of May 26, 2009 11:31 AM
Minimum 20 minute delay.

Contact Information

Tower Bancorp, Inc.
112 Market Street
Harrisburg, PA 17101
717-231-2700
Investor Relations Contact
Mr. Mark Merrill
mmerrill@towerbancorp.com

Transfer Agent
Registrar & Transfer Company
10 Commerce Drive
Cranford, NJ 07016
(800) 525-7686

• April 2009 - Launched Investor Relations web site at www.towerbancorp.com KEY ACCOMPLISHMENTS

GRAYSTONE
— BANK —
A DIVISION OF GRAYSTONE TOWER BANK

TOWER
-BANK-
A DIVISION OF GRAYSTONE TOWER BANK

KEY ACCOMPLISHMENTS
• Successfully branded two community bank divisions
• April 2009 - announced Dividend Reinvestment and Stock Purchase Plan (DRIP)
• June 2009 - Graystone and Tower Bank system conversion - minimal changes anticipated
• Achievement of operating efficiencies in partnership
• Training and development of employees surrounding the partnership (approximately 765 hours)

KEY ACCOMPLISHMENTS
Graystone Bank and Tower Bank Community Involvement
(for the quarter ending March 31, 2009)
• Our employees have volunteered approximately 2,700 hours in our communities
• Graystone Bank and Tower Bank have donated over $14,000 to our communities

Centre
Union
Snyder
Mifflin
Juniata
Blair
Perry
Dauphin
Lebanon
Berks
Huntingdon
Cumberland
Lancaster
Chester
Fulton
Franklin
Adams
York
Washington
Carroll
Cecil
Harford
Frederick
Baltimore

THE FUTURE - FOOTPRINT AND GROWTH Growth opportunities to “fill-in” and expand into high-growth markets Existing presence in county Growth opportunity in county

THE FUTURE
• Tower Bancorp, Inc.’s objective is to be in the top 20% of our Peer Group as defined by the
Board of Directors in the following:
• Focus on profitability through disciplined credit process and efficiency of operations
• Continue to operate under the community bank model
• Focus on organic growth and strategic opportunities
• Continue to focus on aggressive sales and marketing culture
• Differentiate on basis of high-touch relationship building, exceptional service, supported by convenience of technology
- Return on Equity - Efficiency Ratio
- EPS Growth - Non-interest Income to Average Assets
- Loan and Deposit Growth - Net Interest Margin

THANK YOU!